EXHIBIT 99.1

The depositor has purchased mortgage loans from IndyMac Bank, F.S.B. (“IndyMac Bank”) pursuant to a pooling and servicing agreement, dated as of March 1, 2006, among IndyMac Bank, as seller and servicer, IndyMac ABS, Inc. as the depositor and Deutsche Bank National Trust Company as the trustee and supplemental interest trust trustee, and assigned to the trustee for the benefit of holders of the certificates the mortgage loans (the “Closing Date Mortgage Loans”). As of the Closing Date, the Closing Date Mortgage Loans have an aggregate principal balance of approximately $648,159,283. The Closing Date Mortgage Loans included in Loan Group I have an aggregate principal balance equal to approximately $351,895,987, and the Closing Date Mortgage Loans included in Loan Group II have an aggregate principal balance equal to approximately $296,263,296. The mortgage loans to be included in the mortgage pool were acquired or originated by the seller in the normal course of its business.

At origination, 99.68% of the Mortgage Loans in Loan Group I and approximately 99.51% of the Mortgage Loans in Loan Group II had stated terms to maturity of 30 years. Substantially all of the Mortgage Loans provide for payments due on the first day of each month. Scheduled monthly payments made by the mortgagors on the mortgage loans either earlier or later than the scheduled due dates thereof is not expected to affect the amortization schedule or the relative application of those payments to principal and interest.

Certain of the mortgage loans included in the trust only require the related mortgagor to pay interest on the principal balance of the mortgage loan for either the first two, three, five or ten years after its origination, but require that the entire principal balance of the mortgage loan be fully amortized over the related remaining term of the mortgage loan following such interest only period (such mortgage loans are referred to in this prospectus supplement as “Interest-Only Mortgage Loans”). The mortgage rate at which interest is calculated during the period in which only payments of interest are due may be fixed or adjustable or initially fixed and then adjustable. 277 of the Closing Date Mortgage Loans in Loan Group I and 245 of the Closing Date Mortgage Loans in Loan Group II, representing approximately 15.82% and 25.16%, respectively, of the Closing Date Mortgage Loans in that Loan Group are Interest Only Mortgage Loans.

Approximately 69.24% of the Closing Date Mortgage Loans in Loan Group I and approximately 59.53% of the Closing Date Mortgage Loans in Loan Group II provide for the amortization of the principal balance over a series of substantially equal monthly payments. Approximately 14.94% of the Closing Date Mortgage Loans in Loan Group I and approximately 15.31% of the Closing Date Mortgage Loans in Loan Group II are balloon loans and provide for equal monthly payments, consisting of principal and interest, based on a stated amortization schedule, and a single payment of the remaining principal balance of the loan at maturity. The balloon loans included in the trust will require monthly payments based on a 40 year amortization schedule and a balloon payment on a maturity date that is 30 years after the origination of such mortgage loan.

Approximately 1,337 Loan Group I Closing Date Mortgage Loans, or 59.07% of the Closing Date Mortgage Loans in Loan Group I, and approximately 862 Loan Group II Closing Date Mortgage Loans, or 65.67% of the Closing Date Mortgage Loans in Loan Group II, contain prepayment charges. Prepayment charges provide that if the borrower were to prepay the mortgage loan in full at any time from the origination of the mortgage loan to a date set forth in the related mortgage note (the “Prepayment Charge Period”), the borrower would also have to pay a fee in addition to the amount necessary to repay the mortgage loan. All mortgage loans will have a Prepayment Charge Period that vary from one year to three years, depending on the terms set forth in the related mortgage note. The amount of the prepayment charge varies.

The mortgage rate of each of the fixed-rate mortgage loans will be fixed for the life of the loan. The Mortgage Rates for a substantial majority of the adjustable-rate mortgage loans will be fixed for a period after the origination of each such mortgage loan, after which it will adjust semi-annually or annually based on the applicable Loan Index. The rates on these loans adjust periodically on a date (the “Adjustment Date”) after an initial period during which their rate is fixed that ends on their initial Adjustment Date. The change in the interest rate of any adjustable rate loan on any single Adjustment Date may not exceed a maximum known as its “Periodic Rate Cap” nor the maximum known as the “Maximum Mortgage Rate”. The interest rate for each of these mortgage loans is computed as a margin specified in the related mortgage note over the applicable Loan Index which may be 6-month LIBOR, 1-year LIBOR or 1-year CMT. “6-month LIBOR” is the average of interbank offered rates for six month U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year LIBOR” is the average of interbank offered rates for one year U.S. dollar deposits, respectively, in the London market based on quotations of major banks, as published either (x) by Fannie Mae either 30 or 45 days before the Adjustment Date or (y) in the “Money Rates” section of The Wall Street Journal as of the first business day of the month before the Adjustment Date. “1-year CMT” is the weekly average yield on U.S. Treasury Securities adjusted to a constant maturity of one year as made available by the Federal Reserve.

                           CLOSING DATE MORTGAGE LOANS

CURRENT STATED PRINCIPAL BALANCE (ALL CLOSING DATE MORTGAGE LOANS)

Range of Current Stated Principal Balance ($)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.01 - 50,000.00	161	$6,363,511	0.98%
50,000.01 - 100,000.00	625	48,809,123	7.53
100,000.01 - 150,000.00	731	91,064,015	14.05
150,000.01 - 200,000.00	600	105,340,721	16.25
200,000.01 - 250,000.00	435	97,212,506	15.00
250,000.01 - 300,000.00	326	89,066,790	13.74
300,000.01 - 350,000.00	202	65,584,900	10.12
350,000.01 - 400,000.00	146	54,692,975	8.44
400,000.01 - 450,000.00	70	29,811,231	4.60
450,000.01 - 500,000.00	56	26,722,729	4.12
500,000.01 - 550,000.00	23	12,013,282	1.85
550,000.01 - 600,000.00	22	12,709,809	1.96
600,000.01 - 650,000.00	7	4,437,719	0.68
650,000.01 - 700,000.00	3	2,038,032	0.31
700,000.01 - 750,000.00	2	1,495,145	0.23
750,000.01 and above	1	796,794	0.12
Total	3,410	$648,159,283	100.00%

As of March 14, 2006 the average current principal balance of the Closing Date Mortgage Loans was approximately $190,076.

MORTGAGE RATE

(ALL CLOSING DATE MORTGAGE LOANS)

Current Gross Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
5.001 - 5.500	12	$3,102,295	0.48%
5.501 - 6.000	60	16,356,277	2.52
6.001 - 6.500	149	40,121,399	6.19
6.501 - 7.000	316	75,781,313	11.69
7.001 - 7.500	429	92,910,480	14.33
7.501 - 8.000	573	112,203,214	17.31
8.001 - 8.500	504	90,579,587	13.97
8.501 - 9.000	441	82,939,028	12.80
9.001 - 9.500	292	45,493,781	7.02
9.501 - 10.000	280	41,298,467	6.37
10.001 - 10.500	135	18,425,486	2.84
10.501 - 11.000	72	10,270,257	1.58
11.001 - 11.500	62	8,877,605	1.37
11.501 - 12.000	40	4,918,258	0.76
12.001 - 12.500	32	3,538,929	0.55
12.501 - 13.000	11	1,149,111	0.18
13.001 - 13.500	2	193,799	0.03
Total	3,410	$648,159,283	100.00%

As of March 14, 2006, the weighted average mortgage rate of the Closing Date Mortgage Loans was approximately 8.135%.

FICO SCORE

(ALL CLOSING DATE MORTGAGE LOANS)

FICO Score	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
500 and below	25	$3,758,372	0.58%
501 - 520	202	33,941,010	5.24
521 - 540	202	34,637,924	5.34
541 - 560	291	50,669,370	7.82
561 - 580	301	58,177,412	8.98
581 - 600	467	78,206,273	12.07
601 - 620	591	104,019,093	16.05
621 - 640	402	85,059,527	13.12
641 - 660	333	71,529,205	11.04
661 - 680	228	46,007,688	7.10
681 - 700	137	31,020,523	4.79
701 - 720	96	21,825,041	3.37
721 - 740	52	11,597,395	1.79
741 - 760	40	9,206,282	1.42
761 - 780	29	5,044,053	0.78
781 - 800	14	3,460,117	0.53
Total	3,410	$648,159,283	100.00%

As of March 14, 2006, the non-zero weighted average FICO score of the Closing Date Mortgage Loans was approximately 615.

CREDIT LEVELS

(ALL CLOSING DATE MORTGAGE LOANS)

Credit Level	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	155	$31,380,601	4.84%
1++	2,155	417,526,840	64.42
1+	472	95,981,539	14.81
1	202	37,252,231	5.75
2	139	22,039,563	3.40
3	130	21,464,999	3.31
4	157	22,513,511	3.47
Total	3,410	$648,159,283	100.00%

LIEN STATUS

(ALL CLOSING DATE MORTGAGE LOANS)

Lien Status	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
First Lien	3,410	$648,159,283	100.00%
Total	3,410	$648,159,283	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

(ALL CLOSING DATE MORTGAGE LOANS)

Original Loan-to-value Ratios (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
50.00 and below	111	$14,679,109	2.26%
50.01 - 55.00	63	11,298,135	1.74
55.01 - 60.00	75	14,301,854	2.21
60.01 - 65.00	129	23,999,522	3.70
65.01 - 70.00	229	40,446,404	6.24
70.01 - 75.00	221	41,888,604	6.46
75.01 - 80.00	1,449	287,068,599	44.29
80.01 - 85.00	311	62,834,258	9.69
85.01 - 90.00	502	98,619,496	15.22
90.01 - 95.00	127	25,200,908	3.89
95.01 - 100.00	193	27,822,397	4.29
Total	3,410	$648,159,283	100.00%

As of March 14, 2006, the weighted average original loan-to-value ratio of the Closing Date Mortgage Loans was approximately 79.67%.

TYPE OF DOCUMENTATION PROGRAM

(ALL CLOSING DATE MORTGAGE LOANS)

Type of Documentation Program	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Full	1,898	$325,867,331	50.28%
Limited Income & Asset	40	10,276,850	1.59
Stated Doc	1,443	305,931,045	47.20
No Ratio	13	3,107,072	0.48
No Income No Asset	12	2,089,365	0.32
No Doc	4	887,621	0.14
Total	3,410	$648,159,283	100.00%

LOAN PURPOSE

(ALL CLOSING DATE MORTGAGE LOANS)

Loan Purpose	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Purchase	1,584	$288,664,939	44.54%
Rate & Term Refinance	157	25,673,377	3.96
Cash Out Refinance	1,669	333,820,967	51.50
Total	3,410	$648,159,283	100.00%

OCCUPANCY TYPE(1)

(ALL CLOSING DATE MORTGAGE LOANS)

Occupancy Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Owner Occupied	3,093	$602,994,654	93.03%
Second Home	43	8,600,958	1.33
Investor Occupied	274	36,563,671	5.64
Total	3,410	$648,159,283	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

(ALL CLOSING DATE MORTGAGE LOANS)

Property Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Single Family Residence	2,396	$436,762,450	67.39%
PUD	489	103,485,694	15.97
Condo Unit	238	44,465,726	6.86
2 Unit	146	37,239,314	5.75
Townhouse	75	9,850,171	1.52
High Rise Condo	29	6,574,227	1.01
4 Unit	16	4,031,831	0.62
3 Unit	21	5,749,871	0.89
Total	3,410	$648,159,283	100.00%

GEOGRAPHIC DISTRIBUTION

(ALL CLOSING DATE MORTGAGE LOANS)

Geographic Distribution	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
California	384	$120,003,064	18.51%
Florida	426	81,489,183	12.57
New York	228	62,828,566	9.69
New Jersey	200	47,999,449	7.41
Texas	340	38,915,086	6.00
Maryland	160	33,745,715	5.21
Virginia	121	26,341,638	4.06
Georgia	177	26,034,877	4.02
Massachusetts	105	25,205,247	3.89
Illinois	129	24,163,125	3.73
Other	1,140	161,433,335	24.91
Total	3,410	$648,159,283	100.00%

ZIP CODE

(ALL CLOSING DATE MORTGAGE LOANS)

Zip Code	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
11434	7	$2,204,283	0.34%
11706	7	1,999,940	0.31
93535	8	1,961,888	0.30
20744	7	1,881,326	0.29
11717	6	1,876,021	0.29
22193	6	1,695,210	0.26
11722	6	1,661,399	0.26
92647	3	1,651,103	0.25
33193	7	1,645,600	0.25
92345	6	1,551,885	0.24
Other	3,347	630,030,629	97.20
Total	3,410	$648,159,283	100.00%

REMAINING TERM TO MATURITY

(ALL CLOSING DATE MORTGAGE LOANS)

Remaining Term to Maturity (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
180 and below	22	$2,269,367	0.35%
181 - 240	3	312,322	0.05
241 - 360	3,385	645,577,594	99.60
Total	3,410	$648,159,283	100.00%

As of March 14, 2006, the weighted average remaining term to maturity of the Closing Date Mortgage Loans was approximately 357 months.

PRODUCT TYPE

(ALL CLOSING DATE MORTGAGE LOANS)

Product Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
2/6 MONTH LIBOR	1,765	$307,687,966	47.47%
2/6 MONTH LIBOR - 120 MONTH IO	366	93,538,520	14.43
2/6 MONTH LIBOR - 30/40 BALLOON	321	80,346,115	12.40
30YR FIXED	443	65,475,760	10.10
3/6 MONTH LIBOR	167	29,583,625	4.56
2/6 MONTH LIBOR - 24 MONTH IO	35	10,575,208	1.63
3/6 MONTH LIBOR - 120 MONTH IO	41	8,027,223	1.24
30/40 BALLOON FIXED	27	6,049,989	0.93
5/6 MONTH LIBOR	30	5,370,793	0.83
30YR FIXED - 120 MONTH IO	25	5,333,128	0.82
3/6 MONTH LIBOR - 30/40 BALLOON	29	5,007,041	0.77
5/6 MONTH LIBOR - 120 MONTH IO	20	4,729,940	0.73
3/1 ARM 1 YR CMT	17	3,314,702	0.51
3/1 ARM 1 YR LIBOR	21	3,172,932	0.49
5/1 ARM 1 YR LIBOR	18	2,806,665	0.43
3/1 ARM 1 YR CMT - 30/40 BALLOON	9	2,761,259	0.43
3/6 MONTH LIBOR - 60 MONTH IO	14	2,543,952	0.39
15YR FIXED	22	2,269,367	0.35
5/1 ARM 1 YR LIBOR - 120 MONTH IO	7	1,329,135	0.21
5/6 MONTH LIBOR - 60 MONTH IO	4	1,318,594	0.20
3/1 ARM 1 YR LIBOR - 30/40 BALLOON	5	1,302,000	0.20
5/6 MONTH LIBOR - 30/40 BALLOON	6	1,284,235	0.20
5/1 ARM 1 YR LIBOR - 30/40 BALLOON	5	1,184,600	0.18
3/6 MONTH LIBOR - 36 MONTH IO	3	1,084,610	0.17
5/1 ARM 1 YR CMT - 60 MONTH IO	2	639,302	0.10
5/1 ARM 1 YR LIBOR - 60 MONTH IO	2	472,000	0.07
3/1 ARM 1 YR LIBOR - 120 MONTH IO	2	407,900	0.06
20YR FIXED	3	312,322	0.05
3/1 ARM 1 YR LIBOR - 36 MONTH IO	1	230,400	0.04
Total	3,410	$648,159,283	100.00%

PREPAYMENT CHARGE TERM

(ALL CLOSING DATE MORTGAGE LOANS)

Prepayment Charge Term (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	1,211	$245,722,448	37.91%
12	173	41,669,867	6.43
24	1,372	253,859,572	39.17
36	653	106,855,458	16.49
60	1	51,938	0.01
Total	3,410	$648,159,283	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
1.000 and below	1	$549,988	0.10%
1.001 - 1.500	96	16,486,794	2.90
1.501 - 2.000	97	19,655,244	3.46
2.501 - 3.000	2,597	511,148,937	89.88
3.001 - 3.500	2	819,124	0.14
4.501 - 5.000	84	16,327,540	2.87
5.501 - 6.000	13	3,731,091	0.66
Total	2,890	$568,718,717	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Subsequent Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.501 - 1.000	2,625	$516,608,384	90.84%
1.001 - 1.500	156	28,328,381	4.98
1.501 - 2.000	109	23,781,952	4.18
Total	2,890	$568,718,717	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Gross Margin (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	221	$54,003,186	9.50%
4.001 - 4.500	114	23,923,074	4.21
4.501 - 5.000	356	96,378,651	16.95
5.001 - 5.500	928	173,102,339	30.44
5.501 - 6.000	487	96,850,938	17.03
6.001 - 6.500	277	44,277,247	7.79
6.501 - 7.000	328	57,400,804	10.09
7.001 - 7.500	149	17,367,610	3.05
7.501 - 8.000	19	3,405,926	0.60
8.001 - 8.500	8	1,421,376	0.25
8.501 - 9.000	3	587,566	0.10
Total	2,890	$568,718,717	100.00%

As of March 14, 2006, the weighted average gross margin of the Closing Date Mortgage Loans was approximately 5.440%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Maximum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
10.501 - 11.000	2	$270,464	0.05%
11.001 - 11.500	15	3,761,705	0.66
11.501 - 12.000	47	14,050,474	2.47
12.001 - 12.500	108	29,841,305	5.25
12.501 - 13.000	247	61,455,304	10.81
13.001 - 13.500	341	78,515,934	13.81
13.501 - 14.000	456	95,378,102	16.77
14.001 - 14.500	415	77,540,505	13.63
14.501 - 15.000	395	75,237,261	13.23
15.001 - 15.500	273	45,415,558	7.99
15.501 - 16.000	265	40,773,242	7.17
16.001 - 16.500	133	19,525,611	3.43
16.501 - 17.000	65	9,500,157	1.67
17.001 - 17.500	50	8,092,310	1.42
17.501 - 18.000	36	4,720,933	0.83
18.001 - 18.500	30	3,356,929	0.59
18.501 - 19.000	10	1,089,125	0.19
19.001 - 19.500	2	193,799	0.03
Total	2,890	$568,718,717	100.00%

As of March 14, 2006, the weighted average Maximum Mortgage Rate of the Closing Date Mortgage Loans was approximately 14.213%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Minimum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	195	$47,926,617	8.43%
4.001 - 4.500	102	21,912,017	3.85
4.501 - 5.000	308	83,235,027	14.64
5.001 - 5.500	828	153,483,544	26.99
5.501 - 6.000	426	84,583,408	14.87
6.001 - 6.500	247	40,202,577	7.07
6.501 - 7.000	271	56,175,687	9.88
7.001 - 7.500	229	34,755,976	6.11
7.501 - 8.000	92	16,138,484	2.84
8.001 - 8.500	64	11,602,482	2.04
8.501 - 9.000	50	8,702,697	1.53
9.001 - 9.500	26	3,603,886	0.63
9.501 - 10.000	21	1,838,246	0.32
10.001 - 10.500	8	996,016	0.18
10.501 - 11.000	6	998,294	0.18
11.001 - 11.500	1	85,545	0.02
11.501 - 12.000	3	675,506	0.12
12.001 - 12.500	1	126,299	0.02
12.501 - 13.000	3	536,000	0.09
13.001 - 13.500	1	124,204	0.02
13.501 - 14.000	2	318,369	0.06
14.001 - 14.500	1	275,837	0.05
14.501 - 15.000	1	78,400	0.01
15.001 - 15.500	4	343,599	0.06
Total	2,890	$568,718,717	100.00%

As of March 14, 2006, the weighted average minimum mortgage rate of the Closing Date Mortgage Loans was approximately 5.760%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

(ALL CLOSING DATE MORTGAGE LOANS)

Next Rate Adjustment Date	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
July 2006	1	$122,320	0.02%
August 2006	1	590,430	0.10
September 2006	4	477,355	0.08
October 2006	5	1,318,074	0.23
November 2006	1	288,589	0.05
December 2006	4	706,869	0.12
January 2007	4	579,808	0.10
February 2007	12	2,338,130	0.41
March 2007	9	1,526,682	0.27
May 2007	1	51,714	0.01
June 2007	8	1,943,736	0.34
July 2007	23	5,439,065	0.96
August 2007	115	24,850,225	4.37
September 2007	103	21,895,336	3.85
October 2007	22	5,535,173	0.97
November 2007	78	16,804,454	2.95
December 2007	114	21,054,033	3.70
January 2008	58	12,463,233	2.19
February 2008	1,079	219,474,665	38.59
March 2008	733	136,028,593	23.92
April 2008	112	18,659,324	3.28
July 2008	6	1,153,930	0.20
August 2008	5	1,475,656	0.26
September 2008	37	7,341,811	1.29
October 2008	4	754,718	0.13
November 2008	28	4,478,585	0.79
December 2008	88	15,489,294	2.72
January 2009	5	1,072,136	0.19
February 2009	91	17,757,569	3.12
March 2009	44	7,601,947	1.34
April 2009	1	310,000	0.05
May 2010	1	169,600	0.03
August 2010	1	202,719	0.04
September 2010	4	1,071,313	0.19
October 2010	2	836,403	0.15
November 2010	4	1,660,212	0.29
December 2010	3	808,450	0.14
January 2011	5	1,434,461	0.25
February 2011	35	6,261,713	1.10
March 2011	37	5,938,193	1.04
April 2011	2	752,200	0.13
Total	2,890	$568,718,717	100.00%

As of March 14, 2006, the weighted average number of months to the next adjustment date for the Closing Date Mortgage Loans was approximately 25 months.

GROUP I CLOSING DATE MORTGAGE LOANS

CURRENT STATED PRINCIPAL BALANCE (GROUP I CLOSING DATE MORTGAGE LOANS)

Range of Current Stated Principal Balance ($)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.01 - 50,000.00	106	$4,184,345	1.19%
50,000.01 - 100,000.00	479	37,214,817	10.58
100,000.01 - 150,000.00	527	64,883,376	18.44
150,000.01 - 200,000.00	354	61,820,715	17.57
200,000.01 - 250,000.00	247	55,028,182	15.64
250,000.01 - 300,000.00	188	51,183,456	14.55
300,000.01 - 350,000.00	106	34,362,160	9.76
350,000.01 - 400,000.00	86	32,203,250	9.15
400,000.01 - 450,000.00	16	6,591,105	1.87
450,000.01 - 500,000.00	7	3,344,609	0.95
500,000.01 - 550,000.00	1	527,000	0.15
550,000.01 - 600,000.00	1	552,972	0.16
Total	2,118	$351,895,987	100.00%

As of March 14, 2006 the average current principal balance of the Group I Closing Date Mortgage Loans was approximately $166,145.

MORTGAGE RATE

(GROUP I CLOSING DATE MORTGAGE LOANS)

Current Gross Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
5.001 - 5.500	8	$1,767,895	0.50%
5.501 - 6.000	32	6,979,931	1.98
6.001 - 6.500	74	16,796,579	4.77
6.501 - 7.000	181	36,841,948	10.47
7.001 - 7.500	246	43,723,160	12.43
7.501 - 8.000	371	64,706,328	18.39
8.001 - 8.500	321	52,220,292	14.84
8.501 - 9.000	311	52,695,557	14.97
9.001 - 9.500	204	29,085,575	8.27
9.501 - 10.000	195	25,876,540	7.35
10.001 - 10.500	96	11,558,394	3.28
10.501 - 11.000	46	5,934,238	1.69
11.001 - 11.500	22	2,493,583	0.71
11.501 - 12.000	8	932,051	0.26
12.001 - 12.500	3	283,917	0.08
Total	2,118	$351,895,987	100.00%

As of March 14, 2006, the weighted average mortgage rate of the Group I Closing Date Mortgage Loans was approximately 8.192%.

FICO SCORE

(GROUP I CLOSING DATE MORTGAGE LOANS)

FICO Score	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
500 and below	17	$2,087,349	0.59%
501 - 520	81	13,342,564	3.79
521 - 540	107	18,045,824	5.13
541 - 560	174	29,971,156	8.52
561 - 580	192	35,442,551	10.07
581 - 600	335	50,775,923	14.43
601 - 620	402	63,287,988	17.98
621 - 640	277	51,737,110	14.70
641 - 660	201	33,636,724	9.56
661 - 680	134	23,011,051	6.54
681 - 700	81	14,188,045	4.03
701 - 720	46	6,431,646	1.83
721 - 740	24	3,568,184	1.01
741 - 760	21	3,082,881	0.88
761 - 780	20	2,721,309	0.77
781 - 800	6	565,681	0.16
Total	2,118	$351,895,987	100.00%

As of March 14, 2006, the non-zero weighted average FICO score of the Group I Closing Date Mortgage Loans was approximately 610.

CREDIT LEVELS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Credit Level	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	98	$17,233,303	4.90%
1++	1,363	221,727,689	63.01
1+	318	57,653,225	16.38
1	147	26,218,835	7.45
2	94	14,538,894	4.13
3	50	7,542,581	2.14
4	48	6,981,462	1.98
Total	2,118	$351,895,987	100.00%

LIEN STATUS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Lien Status	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
First Lien	2,118	$351,895,987	100.00%
Total	2,118	$351,895,987	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Original Loan-to-value Ratios (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
50.00 and below	23	$3,346,016	0.95%
50.01 - 55.00	22	3,718,159	1.06
55.01 - 60.00	22	4,899,175	1.39
60.01 - 65.00	45	8,481,646	2.41
65.01 - 70.00	89	16,191,911	4.60
70.01 - 75.00	156	28,212,311	8.02
75.01 - 80.00	852	133,027,579	37.80
80.01 - 85.00	264	49,717,483	14.13
85.01 - 90.00	401	70,274,654	19.97
90.01 - 95.00	98	17,113,327	4.86
95.01 - 100.00	146	16,913,727	4.81
Total	2,118	$351,895,987	100.00%

As of March 14, 2006, the weighted average original loan-to-value ratio of the Group I Closing Date Mortgage Loans was approximately 81.69%.

TYPE OF DOCUMENTATION PROGRAM

(GROUP I CLOSING DATE MORTGAGE LOANS)

Type of Documentation Program	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Full	1,238	$190,710,570	54.20%
Limited Income & Asset	27	6,947,379	1.97
Stated Documentation	852	154,100,155	43.79
No Income No Asset	1	137,883	0.04
Total	2,118	$351,895,987	100.00%

LOAN PURPOSE

(GROUP I CLOSING DATE MORTGAGE LOANS)

Loan Purpose	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Purchase	831	$101,384,972	28.81%
Rate & Term Refinance	106	18,469,949	5.25
Cash Out Refinance	1,181	232,041,066	65.94
Total	2,118	$351,895,987	100.00%

OCCUPANCY TYPE(1)

(GROUP I CLOSING DATE MORTGAGE LOANS)

Occupancy Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Owner Occupied	1,864	$317,609,004	90.26%
Second Home	32	5,414,610	1.54
Investor Occupied	222	28,872,373	8.20
Total	2,118	$351,895,987	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

(GROUP I CLOSING DATE MORTGAGE LOANS)

Property Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Single Family Residence	1,516	$240,518,824	68.35%
PUD	285	52,828,425	15.01
Condominium Unit	141	24,236,926	6.89
2 Unit	89	20,928,831	5.95
Townhouse	56	6,558,360	1.86
High Rise Condominium	8	1,069,543	0.30
4 Unit	12	3,071,664	0.87
3 Unit	11	2,683,415	0.76
Total	2,118	$351,895,987	100.00%

GEOGRAPHIC DISTRIBUTION

(GROUP I CLOSING DATE MORTGAGE LOANS)

Geographic Distribution	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
California	153	$41,484,538	11.79%
Florida	188	33,119,568	9.41
New Jersey	131	30,663,038	8.71
New York	106	25,980,597	7.38
Texas	237	23,089,006	6.56
Georgia	145	19,891,223	5.65
Michigan	157	19,353,175	5.50
Maryland	95	18,332,634	5.21
Massachusetts	65	16,019,293	4.55
Illinois	92	15,925,485	4.53
Other	749	108,037,431	30.70
Total	2,118	$351,895,987	100.00%

ZIP CODE

(GROUP I CLOSING DATE MORTGAGE LOANS)

Zip Code	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
22193	5	$1,379,210	0.39%
11434	3	1,149,177	0.33
11722	4	1,086,603	0.31
07305	3	1,003,662	0.29
93535	4	991,939	0.28
20744	4	982,459	0.28
30044	7	940,725	0.27
20783	3	938,273	0.27
11208	2	894,889	0.25
20735	3	885,781	0.25
Other	2,080	341,643,268	97.09
Total	2,118	$351,895,987	100.00%

REMAINING TERM TO MATURITY

(GROUP I CLOSING DATE MORTGAGE LOANS)

Remaining Term to Maturity (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
180 and below	8	$1,118,614	0.32%
241 - 360	2,110	350,777,373	99.68
Total	2,118	$351,895,987	100.00%

As of March 14, 2006, the weighted average remaining term to maturity of the Group I Closing Date Mortgage Loans was approximately 357 months.

PRODUCT TYPE

(GROUP I CLOSING DATE MORTGAGE LOANS)

Product Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
2/6 MONTH LIBOR	1,130	$177,677,179	50.49%
2/6 MONTH LIBOR - 30/40 BALLOON	188	42,238,285	12.00
30YR FIXED	291	38,948,935	11.07
2/6 MONTH LIBOR - 120 MONTH IO	176	35,918,382	10.21
3/6 MONTH LIBOR	118	18,758,637	5.33
3/6 MONTH LIBOR - 120 MONTH IO	34	5,957,492	1.69
2/6 MONTH LIBOR - 24 MONTH IO	17	4,263,957	1.21
3/6 MONTH LIBOR - 30/40 BALLOON	23	3,762,040	1.07
30YR FIXED - 120 MONTH IO	18	3,654,483	1.04
5/6 MONTH LIBOR	19	2,734,157	0.78
30/40 BALLOON FIXED	14	2,298,797	0.65
3/1 ARM 1 YR CMT - 30/40 BALLOON	6	2,033,529	0.58
3/6 MONTH LIBOR - 60 MONTH IO	12	2,032,952	0.58
3/1 ARM 1 YR CMT	11	1,702,173	0.48
5/1 ARM 1 YR LIBOR	11	1,614,560	0.46
5/6 MONTH LIBOR - 120 MONTH IO	8	1,587,800	0.45
5/6 MONTH LIBOR - 30/40 BALLOON	6	1,284,235	0.36
15YR FIXED	8	1,118,614	0.32
3/1 ARM 1 YR LIBOR	11	1,081,682	0.31
5/1 ARM 1 YR LIBOR - 120 MONTH IO	4	818,100	0.23
3/1 ARM 1 YR LIBOR - 30/40 BALLOON	2	524,800	0.15
5/1 ARM 1 YR LIBOR - 30/40 BALLOON	3	432,600	0.12
3/1 ARM 1 YR LIBOR - 120 MONTH IO	2	407,900	0.12
3/6 MONTH LIBOR - 36 MONTH IO	1	270,750	0.08
5/6 MONTH LIBOR - 60 MONTH IO	2	260,950	0.07
3/1 ARM 1 YR LIBOR - 36 MONTH IO	1	230,400	0.07
5/1 ARM 1 YR CMT - 60 MONTH IO	1	169,600	0.05
5/1 ARM 1 YR LIBOR - 60 MONTH IO	1	113,000	0.03
Total	2,118	$351,895,987	100.00%

PREPAYMENT CHARGE TERM

(GROUP I CLOSING DATE MORTGAGE LOANS)

Prepayment Charge Term (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	781	$144,026,036	40.93%
12	79	15,523,199	4.41
24	836	132,255,662	37.58
36	422	60,091,091	17.08
Total	2,118	$351,895,987	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
1.001 - 1.500	77	$13,251,409	4.33%
1.501 - 2.000	62	11,360,645	3.71
2.501 - 3.000	1,590	271,262,727	88.68
3.001 - 3.500	1	499,435	0.16
4.501 - 5.000	50	8,212,489	2.68
5.501 - 6.000	7	1,288,455	0.42
Total	1,787	$305,875,159	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Subsequent Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.501-1.000	1,608	$273,842,652	89.53%
1.001-1.500	121	21,784,354	7.12
1.501-2.000	58	10,248,153	3.35
Total	1,787	$305,875,159	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Gross Margin (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	81	$14,423,866	4.72%
4.001 - 4.500	47	7,264,000	2.37
4.501 - 5.000	216	54,438,543	17.80
5.001 - 5.500	628	99,024,954	32.37
5.501 - 6.000	359	65,546,443	21.43
6.001 - 6.500	201	28,656,883	9.37
6.501 - 7.000	187	27,375,982	8.95
7.001 - 7.500	54	6,555,305	2.14
7.501 - 8.000	14	2,589,184	0.85
Total	1,787	$305,875,159	100.00%

As of March 14, 2006, the weighted average gross margin of the Group I Closing Date Mortgage Loans was approximately 5.551%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Maximum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
10.501 - 11.000	2	$270,464	0.09%
11.001 - 11.500	10	2,268,004	0.74
11.501 - 12.000	24	5,534,600	1.81
12.001 - 12.500	54	11,905,523	3.89
12.501 - 13.000	132	28,027,202	9.16
13.001 - 13.500	184	34,110,424	11.15
13.501 - 14.000	290	54,071,553	17.68
14.001 - 14.500	260	43,986,518	14.38
14.501 - 15.000	278	46,633,038	15.25
15.001 - 15.500	201	30,734,186	10.05
15.501 - 16.000	190	26,918,675	8.80
16.001 - 16.500	98	12,816,962	4.19
16.501 - 17.000	38	5,205,616	1.70
17.001 - 17.500	16	2,221,213	0.73
17.501 - 18.000	7	887,264	0.29
18.001 - 18.500	3	283,917	0.09
Total	1,787	$305,875,159	100.00%

As of March 14, 2006, the weighted average Maximum Mortgage Rate of the Group I Closing Date Mortgage Loans was approximately 14.299%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Minimum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	68	$12,051,842	3.94%
4.001 - 4.500	39	5,746,714	1.88
4.501 - 5.000	187	47,611,878	15.57
5.001 - 5.500	549	85,269,699	27.88
5.501 - 6.000	316	58,254,824	19.05
6.001 - 6.500	191	28,358,901	9.27
6.501 - 7.000	148	26,518,728	8.67
7.001 - 7.500	106	15,397,544	5.03
7.501 - 8.000	59	9,335,838	3.05
8.001 - 8.500	32	4,873,190	1.59
8.501 - 9.000	38	6,013,003	1.97
9.001 - 9.500	18	2,034,430	0.67
9.501 - 10.000	14	1,090,956	0.36
10.001 - 10.500	5	692,648	0.23
10.501 - 11.000	3	363,670	0.12
11.001 - 11.500	3	675,506	0.22
11.501 - 12.000	1	126,299	0.04
12.001 - 12.500	2	456,000	0.15
12.501 - 13.000	1	124,204	0.04
13.001 - 13.500	1	181,450	0.06
14.001 - 14.500	1	275,837	0.09
14.501 - 15.000	1	78,400	0.03
15.001 - 15.500	4	343,599	0.11
Total	1,787	$305,875,159	100.00%

As of March 14, 2006, the weighted average minimum mortgage rate of the Group I Closing Date Mortgage Loans was approximately 5.901%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

(GROUP I CLOSING DATE MORTGAGE LOANS)

Next Rate Adjustment Date	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
July 2006	1	$122,320	0.04%
September 2006	4	477,355	0.16
October 2006	3	548,285	0.18
November 2006	1	288,589	0.09
January 2007	3	536,245	0.18
February 2007	7	1,559,572	0.51
March 2007	8	1,369,173	0.45
June 2007	5	981,872	0.32
July 2007	14	3,023,511	0.99
August 2007	79	15,700,660	5.13
September 2007	72	13,218,336	4.32
October 2007	15	2,797,751	0.91
November 2007	41	6,009,662	1.96
December 2007	64	9,521,195	3.11
January 2008	29	4,373,184	1.43
February 2008	616	108,511,530	35.48
March 2008	470	80,919,441	26.46
April 2008	79	10,139,122	3.31
July 2008	3	790,769	0.26
August 2008	2	444,677	0.15
September 2008	27	4,692,653	1.53
October 2008	4	754,718	0.25
November 2008	23	3,438,284	1.12
December 2008	63	9,592,698	3.14
January 2009	5	1,072,136	0.35
February 2009	67	11,896,255	3.89
March 2009	27	4,080,165	1.33
May 2010	1	169,600	0.06
August 2010	1	202,719	0.07
September 2010	3	471,313	0.15
October 2010	1	239,500	0.08
November 2010	2	418,750	0.14
January 2011	2	412,450	0.13
February 2011	20	3,333,839	1.09
March 2011	25	3,766,830	1.23
Total	1,787	$305,875,159	100.00%

As of March 14, 2006, the weighted average number of months to the next adjustment date for the Group I Closing Date Mortgage Loans was approximately 25 months.

          GROUP II CLOSING DATE MORTGAGE LOANS

CURRENT STATED PRINCIPAL BALANCE (GROUP II CLOSING DATE MORTGAGE LOANS)

Range of Current Stated Principal Balance ($)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.01 - 50,000.00	55	$2,179,165	0.74%
50,000.01 - 100,000.00	146	11,594,306	3.91
100,000.01 - 150,000.00	204	26,180,639	8.84
150,000.01 - 200,000.00	246	43,520,006	14.69
200,000.01 - 250,000.00	188	42,184,324	14.24
250,000.01 - 300,000.00	138	37,883,334	12.79
300,000.01 - 350,000.00	96	31,222,740	10.54
350,000.01 - 400,000.00	60	22,489,725	7.59
400,000.01 - 450,000.00	54	23,220,126	7.84
450,000.01 - 500,000.00	49	23,378,120	7.89
500,000.01 - 550,000.00	22	11,486,282	3.88
550,000.01 - 600,000.00	21	12,156,837	4.10
600,000.01 - 650,000.00	7	4,437,719	1.50
650,000.01 - 700,000.00	3	2,038,032	0.69
700,000.01 - 750,000.00	2	1,495,145	0.50
750,000.01 and above	1	796,794	0.27
Total	1,292	$296,263,296	100.00%

As of March 14, 2006 the average current principal balance of the Group II Closing Date Mortgage Loans was approximately $229,306.

MORTGAGE RATE

(GROUP II CLOSING DATE MORTGAGE LOANS)

Current Gross Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
5.001 - 5.500	4	$1,334,400	0.45%
5.501 - 6.000	28	9,376,346	3.16
6.001 - 6.500	75	23,324,820	7.87
6.501 - 7.000	135	38,939,365	13.14
7.001 - 7.500	183	49,187,319	16.60
7.501 - 8.000	202	47,496,886	16.03
8.001 - 8.500	183	38,359,295	12.95
8.501 - 9.000	130	30,243,471	10.21
9.001 - 9.500	88	16,408,205	5.54
9.501 - 10.000	85	15,421,927	5.21
10.001 - 10.500	39	6,867,092	2.32
10.501 - 11.000	26	4,336,019	1.46
11.001 - 11.500	40	6,384,022	2.15
11.501 - 12.000	32	3,986,207	1.35
12.001 - 12.500	29	3,255,012	1.10
12.501 - 13.000	11	1,149,111	0.39
13.001 - 13.500	2	193,799	0.07
Total	1,292	$296,263,296	100.00%

As of March 14, 2006, the weighted average mortgage rate of the Group II Closing Date Mortgage Loans was approximately 8.068%.

FICO SCORE

(GROUP II CLOSING DATE MORTGAGE LOANS)

FICO Score	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
500 and below	8	$1,671,023	0.56%
501 - 520	121	20,598,445	6.95
521 - 540	95	16,592,100	5.60
541 - 560	117	20,698,215	6.99
561 - 580	109	22,734,860	7.67
581 - 600	132	27,430,350	9.26
601 - 620	189	40,731,105	13.75
621 - 640	125	33,322,416	11.25
641 - 660	132	37,892,481	12.79
661 - 680	94	22,996,636	7.76
681 - 700	56	16,832,478	5.68
701 - 720	50	15,393,395	5.20
721 - 740	28	8,029,211	2.71
741 - 760	19	6,123,401	2.07
761 - 780	9	2,322,743	0.78
781 - 800	8	2,894,436	0.98
Total	1,292	$296,263,296	100.00%

As of March 14, 2006, the non-zero weighted average FICO score of the Group II Closing Date Mortgage Loans was approximately 621.

CREDIT LEVELS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Credit Level	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	57	$14,147,299	4.78%
1++	792	195,799,151	66.09
1+	154	38,328,315	12.94
1	55	11,033,396	3.72
2	45	7,500,669	2.53
3	80	13,922,418	4.70
4	109	15,532,049	5.24
Total	1,292	$296,263,296	100.00%

LIEN STATUS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Lien Status	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
First Lien	1,292	$296,263,296	100.00%
Total	1,292	$296,263,296	100.00%

ORIGINAL LOAN-TO-VALUE RATIOS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Original Loan-to-value Ratios (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
50.00 and below	88	$11,333,094	3.83%
50.01- 55.00	41	7,579,976	2.56
55.01- 60.00	53	9,402,679	3.17
60.01- 65.00	84	15,517,876	5.24
65.01- 70.00	140	24,254,493	8.19
70.01- 75.00	65	13,676,292	4.62
75.01- 80.00	597	154,041,020	51.99
80.01- 85.00	47	13,116,774	4.43
85.01- 90.00	101	28,344,841	9.57
90.01- 95.00	29	8,087,581	2.73
95.01-100.00	47	10,908,669	3.68
Total	1,292	$296,263,296	100.00%

As of March 14, 2006, the weighted average original loan-to-value ratio of the Group II Closing Date Mortgage Loans was approximately 77.28%.

TYPE OF DOCUMENTATION PROGRAM

(GROUP II CLOSING DATE MORTGAGE LOANS)

Type of Documentation Program	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Full	660	$135,156,761	45.62%
Limited Income & Asset	13	3,329,471	1.12
Stated Document	591	151,830,890	51.25
No Ratio	13	3,107,072	1.05
No Income No Asset	11	1,951,481	0.66
No Document	4	887,621	0.30
Total	1,292	$296,263,296	100.00%

LOAN PURPOSE

(GROUP II CLOSING DATE MORTGAGE LOANS)

Loan Purpose	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Purchase	753	$187,279,967	63.21%
Rate & Term Refinance	51	7,203,428	2.43
Cash Out Refinance	488	101,779,901	34.35
Total	1,292	$296,263,296	100.00%

OCCUPANCY TYPE(1)

(GROUP II CLOSING DATE MORTGAGE LOANS)

Occupancy Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Owner Occupied	1,229	$285,385,650	96.33%
Second Home	11	3,186,348	1.08
Investor Occupied	52	7,691,298	2.60
Total	1,292	$296,263,296	100.00%

(1) Based on representations of the related mortgagors at the time of origination.

PROPERTY TYPE

(GROUP II CLOSING DATE MORTGAGE LOANS)

Property Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
Single Family Residence	880	$196,243,626	66.24%
PUD	204	50,657,269	17.10
Condominium Unit	97	20,228,801	6.83
2 Unit	57	16,310,483	5.51
Townhouse	19	3,291,811	1.11
High Rise Condominium	21	5,504,684	1.86
4 Unit	4	960,167	0.32
3 Unit	10	3,066,456	1.04
Total	1,292	$296,263,296	100.00%

GEOGRAPHIC DISTRIBUTION

(GROUP II CLOSING DATE MORTGAGE LOANS)

Geographic Distribution	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
California	231	$78,518,526	26.50%
Florida	238	48,369,615	16.33
New York	122	36,847,969	12.44
New Jersey	69	17,336,412	5.85
Texas	103	15,826,080	5.34
Maryland	65	15,413,081	5.20
Virginia	44	10,593,659	3.58
Massachusetts	40	9,185,954	3.10
Illinois	37	8,237,640	2.78
Georgia	32	6,143,654	2.07
Other	311	49,790,708	16.81
Total	1,292	$296,263,296	100.00%

ZIP CODE

(GROUP II CLOSING DATE MORTGAGE LOANS)

Zip Code	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
11706	6	$1,710,440	0.58%
92647	3	1,651,103	0.56
11717	4	1,365,021	0.46
29492	2	1,335,575	0.45
92345	5	1,297,665	0.44
93551	2	1,176,378	0.40
20901	4	1,162,418	0.39
33033	6	1,155,596	0.39
90042	3	1,142,572	0.39
11434	4	1,055,105	0.36
Other	1,253	283,211,422	95.59
Total	1,292	$296,263,296	100.00%

REMAINING TERM TO MATURITY

(GROUP II CLOSING DATE MORTGAGE LOANS)

Remaining Term to Maturity (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
180 and below	14	$1,150,753	0.39%
181 - 240	3	312,322	0.11
241 - 360	1,275	294,800,221	99.51
Total	1,292	$296,263,296	100.00%

As of March 14, 2006, the weighted average remaining term to maturity of the Group II Closing Date Mortgage Loans was approximately 357 months.

PRODUCT TYPE

(GROUP II CLOSING DATE MORTGAGE LOANS)

Product Type	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
2/6 MONTH LIBOR	635	$130,010,786	43.88%
2/6 MONTH LIBOR - 120 MONTH IO	190	57,620,138	19.45
2/6 MONTH LIBOR - 30/40 BALLOON	133	38,107,830	12.86
30YR FIXED	152	26,526,825	8.95
3/6 MONTH LIBOR	49	10,824,989	3.65
2/6 MONTH LIBOR - 24 MONTH IO	18	6,311,251	2.13
30/40 BALLOON FIXED	13	3,751,192	1.27
5/6 MONTH LIBOR - 120 MONTH IO	12	3,142,140	1.06
5/6 MONTH LIBOR	11	2,636,636	0.89
3/1 ARM 1 YR LIBOR	10	2,091,250	0.71
3/6 MONTH LIBOR - 120 MONTH IO	7	2,069,731	0.70
30YR FIXED - 120 MONTH IO	7	1,678,645	0.57
3/1 ARM 1 YR CMT	6	1,612,529	0.54
3/6 MONTH LIBOR - 30/40 BALLOON	6	1,245,001	0.42
5/1 ARM 1 YR LIBOR	7	1,192,105	0.40
15YR FIXED	14	1,150,753	0.39
5/6 MONTH LIBOR - 60 MONTH IO	2	1,057,645	0.36
3/6 MONTH LIBOR - 36 MONTH IO	2	813,860	0.27
3/1 ARM 1 YR LIBOR - 30/40 BALLOON	3	777,200	0.26
5/1 ARM 1 YR LIBOR - 30/40 BALLOON	2	752,000	0.25
3/1 ARM 1 YR CMT - 30/40 BALLOON	3	727,731	0.25
5/1 ARM 1 YR LIBOR - 120 MONTH IO	3	511,035	0.17
3/6 MONTH LIBOR - 60 MONTH IO	2	511,000	0.17
5/1 ARM 1 YR CMT - 60 MONTH IO	1	469,702	0.16
5/1 ARM 1 YR LIBOR - 60 MONTH IO	1	359,000	0.12
20 YR FIXED	3	312,322	0.11
Total	1,292	$296,263,296	100.00%

PREPAYMENT CHARGE TERM

(GROUP II CLOSING DATE MORTGAGE LOANS)

Prepayment Charge Term (months)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0	430	$101,696,412	34.33%
12	94	26,146,668	8.83
24	536	121,603,910	41.05
36	231	46,764,367	15.78
60	1	51,938	0.02
Total	1,292	$296,263,296	100.00%

INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Initial Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
1.000 and below	1	$549,988	0.21%
1.001 - 1.500	19	3,235,386	1.23
1.501 - 2.000	35	8,294,598	3.16
2.501 - 3.000	1,007	239,886,211	91.27
3.001 - 3.500	1	319,690	0.12
4.501 - 5.000	34	8,115,051	3.09
5.501 - 6.000	6	2,442,636	0.93
Total	1,103	$262,843,558	100.00%

SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Subsequent Periodic Rate Cap (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
0.501 - 1.000	1,017	$242,765,732	92.36%
1.001 - 1.500	35	6,544,027	2.49
1.501 - 2.000	51	13,533,799	5.15
Total	1,103	$262,843,558	100.00%

GROSS MARGIN OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Gross Margin (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	140	$39,579,320	15.06%
4.001 - 4.500	67	16,659,075	6.34
4.501 - 5.000	140	41,940,108	15.96
5.001 - 5.500	300	74,077,385	28.18
5.501 - 6.000	128	31,304,495	11.91
6.001 - 6.500	76	15,620,364	5.94
6.501 - 7.000	141	30,024,822	11.42
7.001 - 7.500	95	10,812,305	4.11
7.501 - 8.000	5	816,742	0.31
8.001 - 8.500	8	1,421,376	0.54
8.501 - 9.000	3	587,566	0.22
Total	1,103	$262,843,558	100.00%

As of March 14, 2006, the weighted average gross margin of the Group II Closing Date Mortgage Loans was approximately 5.311%.

MAXIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Maximum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
11.001 -11.500	5	$1,493,701	0.57%
11.501 -12.000	23	8,515,874	3.24
12.001 -12.500	54	17,935,781	6.82
12.501 -13.000	115	33,428,102	12.72
13.001 -13.500	157	44,405,510	16.89
13.501 -14.000	166	41,306,550	15.72
14.001 -14.500	155	33,553,987	12.77
14.501 -15.000	117	28,604,223	10.88
15.001 -15.500	72	14,681,372	5.59
15.501 -16.000	75	13,854,567	5.27
16.001 -16.500	35	6,708,649	2.55
16.501 -17.000	27	4,294,541	1.63
17.001 -17.500	34	5,871,096	2.23
17.501 -18.000	29	3,833,669	1.46
18.001 -18.500	27	3,073,012	1.17
18.501 -19.000	10	1,089,125	0.41
19.001 -19.500	2	193,799	0.07
Total	1,103	$262,843,558	100.00%

As of March 14, 2006, the weighted average Maximum Mortgage Rate of the Group II Closing Date Mortgage Loans was approximately 14.112%.

MINIMUM MORTGAGE RATE OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Minimum Mortgage Rate (%)	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
4.000 and below	127	$35,874,776	13.65%
4.001 - 4.500	63	16,165,303	6.15
4.501 - 5.000	121	35,623,148	13.55
5.001 - 5.500	279	68,213,846	25.95
5.501 - 6.000	110	26,328,584	10.02
6.001 - 6.500	56	11,843,676	4.51
6.501 - 7.000	123	29,656,960	11.28
7.001 - 7.500	123	19,358,432	7.37
7.501 - 8.000	33	6,802,646	2.59
8.001 - 8.500	32	6,729,292	2.56
8.501 - 9.000	12	2,689,694	1.02
9.001 - 9.500	8	1,569,456	0.60
9.501 - 10.000	7	747,289	0.28
10.001 - 10.500	3	303,368	0.12
10.501 - 11.000	3	634,624	0.24
11.001 - 11.500	1	85,545	0.03
12.501 - 13.000	1	80,000	0.03
13.501 - 14.000	1	136,919	0.05
Total	1,103	$262,843,558	100.00%

As of March 14, 2006, the weighted average minimum mortgage rate of the Group II Closing Date Mortgage Loans was approximately 5.596%.

NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS

(GROUP II CLOSING DATE MORTGAGE LOANS)

Next Rate Adjustment Date	Number of Closing Date Mortgage Loans	Aggregate Principal Balance Outstanding	Percentage of Aggregate Principal Balance of Statistical Calculation Mortgage Loans
August 2006	1	$590,430	0.22%
October 2006	2	769,789	0.29
December 2006	4	706,869	0.27
January 2007	1	43,563	0.02
February 2007	5	778,559	0.30
March 2007	1	157,509	0.06
May 2007	1	51,714	0.02
June 2007	3	961,865	0.37
July 2007	9	2,415,554	0.92
August 2007	36	9,149,564	3.48
September 2007	31	8,677,001	3.30
October 2007	7	2,737,421	1.04
November 2007	37	10,794,792	4.11
December 2007	50	11,532,837	4.39
January 2008	29	8,090,049	3.08
February 2008	463	110,963,135	42.22
March 2008	263	55,109,152	20.97
April 2008	33	8,520,202	3.24
July 2008	3	363,160	0.14
August 2008	3	1,030,978	0.39
September 2008	10	2,649,158	1.01
November 2008	5	1,040,301	0.40
December 2008	25	5,896,596	2.24
February 2009	24	5,861,315	2.23
March 2009	17	3,521,782	1.34
April 2009	1	310,000	0.12
September 2010	1	600,000	0.23
October 2010	1	596,903	0.23
November 2010	2	1,241,462	0.47
December 2010	3	808,450	0.31
January 2011	3	1,022,011	0.39
February 2011	15	2,927,873	1.11
March 2011	12	2,171,363	0.83
April 2011	2	752,200	0.29
Total	1,103	$262,843,558	100.00%

As of March 14, 2006, the weighted average number of months to the next adjustment date for the Group II Closing Date Mortgage Loans was approximately 25 months